SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): January 17, 2003.



                         COMMISSION FILE NUMBER 0-23111

                             A NOVO BROADBAND, INC.
                 (Name of Small Business Issuer in Its Charter)




          DELAWARE                                              31-1239657
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

196 QUIGLEY BLVD., NEW CASTLE, DELAWARE                             19720
(Address of Principal Executive Offices)                         (Zip Code)


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ITEM 4.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
         FINANCIAL DISCLOSURE

         On January 17, 2003, GBQ Partners LLC, formerly known as GBQ Partners, LLP ("GBQ"), resigned as the Registrant's independent public accountants. The Registrant is currently seeking another firm to serve as its independent public accountants for the 2002 and 2003 fiscal years.

         GBQ's reports on the Registrant's consolidated financial statements for the Registrant's fiscal year ended September 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal year ended September 30, 2001 and 2000 and through the date of this Form 8-K, there were no disagreements with GBQ on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to GBQ's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Registrant's consolidated financial statements for such year.

         The Registrant has provided GBQ with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of GBQ's letter, dated January 22, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits. The following exhibit is filed with this Report.

Exhibit No.       Document
-----------       --------

   16 Letter from GBQ Partners LLC, formerly known as GBQ Partners, LLP, to the Securities and Exchange Commission dated January 22, 2003

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                                   SIGNATURES

         In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 24, 2003

                              A NOVO BROADBAND, INC.

                              By: /s/ Steve Easterday
                                  -------------------------------------------
                                  Steve Easterday
                                  Vice President and Principal Financial Officer


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Exhibit Index
-------------

Exhibit No.       Document
-----------       --------

  16 Letter from GBQ Partners LLC, formerly known as GBQ Partners, LLP, to the Securities and Exchange Commission dated January 22, 2003